SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 4, 2005



                            ULTRASTRIP SYSTEMS, INC.
             ------------------------------------------------------

             (Exact name of registrant as specified in its charter)


        Florida                       000-25663               65-0841549
       ----------------        ------------------------  ---------------------
 (State or other jurisdiction  (Commission File Number)  (IRS Employer ID No.)
      of incorporation)

                  3515 SE Lionel Terrace, Stuart, Florida 34997
       ------------------------------------------------------------------

       Registrant's telephone number, including area code: (772) 287-4846


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events and Regulation F-D Disclosure

On March 4, 2005, UltraStrip Systems, Inc. announced that J.C. "Jim" Rushing, III has resigned from his position as Chairman of the Board of Directors. Mr. Rushing has retained his position as a member of the Board of Directors and has been re-positioned as the Company's Chief Financial Officer. Mr. Rushing had served as Chairman of the Board since January 20, 2004. The Company also announced that the Board of Directors has selected Vice Admiral George Sterner as its new Chairman of the Board of Directors. Vice Admiral Sterner has served as a member of the Board of Directors since March 1, 2002. In addition, the company announced that Michael R. Donn, Sr. has accepted appointment to the Board of Directors. Mr. Donn has served as the Senior Vice President of Operations and Treasurer for UltraStrip Systems, Inc. since February of 2000.

A copy of the press release making such announcement is filed herewith as Exhibit and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

           (c) Exhibits

           99.1     Press Release dated March 4, 2005


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ULTRASTRIP SYSTEMS, INC.


                                                By: /s/ Stephen R. Johnson
                                                    --------------------------
                                                Name: Stephen R. Johnson
                                                Title: Chief Executive Officer

Dated: March 4, 2005


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                                  EXHIBIT INDEX
                                  -------------

99.1 Press Release dated March 4, 2005










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